SHARE CAPITAL - Summary of Inputs Used in Measurement of Fair Values at Grant Date of Share Based Option Plan (Detail)		3 Months Ended
	Jan. 20, 2021 USD ($) yr $ / shares	Mar. 31, 2021 USD ($) yr $ / shares
Disclosure of fair value measurement of equity [abstract]
Exercise price | $ / shares	$ 1.00	$ 2.21
Expected option life | yr	3.0	3.7
Risk free interest rate	0.37%	0.45%
Expected volatility	151.29%	151.29%
Expected dividends | $